Exhibit 99.1

THE INTERSECTION
OF BREAKTHROUGH
SCIENCE AND
BETTER HEALTH
ARDELYX JPMorgan 2017
Annual Healthcare Conference
NASDAQ: ARDX

FORWARD-LOOKING STATEMENTS
To the extent that statements contained in this presentation are not descriptions of historical facts regarding Ardelyx, they are forward-looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor of the Private Securities Reform Act of 1995, including the potential for Ardelyx’s product candidates in treating the diseases and conditions for which they are being developed; Ardelyx’s future development plans for its product candidates and the expected timing thereof; Ardelyx’s expected timing for the receipt of results from its clinical trials evaluating its product candidates; Ardelyx’s 2021 goals; and the potential of Ardelyx’s drug discovery and design platform. Such forward-looking statements involve substantial risks and uncertainties that could cause the development of Ardelyx’s product candidates or Ardelyx’s future results, performance or achievements to differ significantly from those expressed or implied by the forward-looking statements.
Such risks and uncertainties include, among others, the uncertainties inherent in research and the clinical development process and the uncertainties in the manufacture of clinical trial material, including process development, and scale up of manufacturing processes. Ardelyx undertakes no obligation to update or revise any forward-looking statements. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to Ardelyx’s business in general, please refer to Ardelyx’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 7, 2016, and its subsequent current and periodic reports filed and to be filed with the Securities and Exchange Commission.
ARDELYX 2

DEDICATED TO A BOLD MISSION AND VISION
OUR MISSION
We are committed to bringing effective medicines with distinct safety and dosing advantages to underserved patients by using the gut as the gateway to better health.
OUR VISION
Our vision is to dramatically enhance the way patients with gastrointestinal and cardiorenal diseases are treated by delivering medicines that matter.
ARDELYX 3

USING THE GUT AS THE GATEWAY TO BETTER HEALTH
The gut is a critical system that plays a central role in many diseases by signaling to other organs how to respond to a variety of factors such as a meal, the microbiome or even pathogens.
By developing therapies that work via the gut, we can target a vast range of diseases, beginning with gastrointestinal (GI) and cardiorenal diseases.
ARDELYX 4

BREAKTHROUGH SCIENCE FOR BETTER HEALTH
PROPRIETARY
platform for rapid discovery and design of new drugs
Focus on
GUT-RESTRICTED,
small molecule medicines
GROWING
PIPELINE
of targeted treatments
3
Phase 3
programs underway
100+ YEARS
cardiorenal and GI experience among management team
$
Financially strong
ARDELYX 5

2017: GAME-CHANGING YEAR SETTING UP FOR COMMERCIALIZATION
5 DATA READOUTS DRIVING LONG-TERM STRATEGIC PLANS & VALUE
CARDIORENAL
Phase 3 data for tenapanor for hyperphosphatemia
Start 2nd Phase 3 study for hyperphosphatemia
Results from onset-of-action study with RDX7675 in hyperkalemia
GASTROINTESTINAL
T3MPO-1 Phase 3 data for tenapanor in IBS-C
T3MPO-2 Phase 3 data for tenapanor in IBS-C
Complete T3MPO-3 open-label safety study in IBS-C
ARDELYX 6

ENHANCING CARE
OF PATIENTS WITH
CARDIORENAL
DISEASES
ARDELYX JPMorgan 2017
Annual Healthcare Conference
NASDAQ: ARDX

ADVANCING A DIVERSE CARDIORENAL PORTFOLIO

PROGRAM	INDICATION	RESEARCH	PHASE 1	PHASE 2	PHASE 3
TENAPANOR *(NHE3 Inhibitor)*	ESRD Hyperphosphatemia				
RDX7675 *(Potassium Binder)*	Hyperkalemia				
RDX011 *(NHE3 Inhibitor)*	Cardiorenal Indications				
RDX013 *(Potassium Secretagogue)*	Hyperkalemia				

More than 2,000 individuals treated with tenapanor across 18 clinical trials to-date

ARDELYX 8

TENAPANOR: HIGHLY DIFFERENTIATED MECHANISM OF ACTION

Without Tenapanor	With Tenapanor


GUT
Sodium
Phosphate
NHE3
Protons
Macromolecules
Blood stream


GUT
Sodium
Tenapanor
Phosphate
NHE3
Protons
Macromolecules
Blood stream

NHE3 imports sodium (Na+) in exchange for protons (H+)	Tenapanor blocks NHE3, increasing protons inside cells	Increased protons selectively tighten junctions between cells, reducing phosphate absorption	Clinical and preclinical data suggest no effect on macromolecule absorption pathway

ARDELYX
9

HYPERPHOSPHATEMIA: LIFE-THREATENING CONDITION FOR END-STAGE RENAL DISEASE PATIENTS ON DIALYSIS
735,000+ ESRD patients with hyperphosphatemia (HP) in major developed countries1
~70% of U.S. dialysis patients taking phosphate binders to manage HP2
Up to15 pills per day with phosphate binders3
45% of patients are non-compliant with current treatment4
NO TREATMENTS available that are not phosphate binders4
ARDELYX
1. USRDS 2014; European ERA-EDTA Registry Annual report 2012; Nakai S, et al, 2008 2. Decision Resources 2016 3. Ficociello 2016 4. Fissell 2016
10

TENAPANOR REDUCES SERUM PHOSPHORUS IN PHASE 2B
Statistically significant and clinically meaningful dose-related decrease in serum phosphorus levels in patients with hyperphosphatemia (fixed doses in Phase 3 trial)
0 -0.5 -1 -1.5 -2 -2.5
3MG BID N=21
-1.18
10MG BID N=23
-1.70
PLACEBO N=26
-0.54
Notable safety with low rate of discontinuations due to AEs (fixed doses in Phase 3 trial)
ADVERSE EVENTS TERM
3 MG BID N=21
10 MG BID N=23
TOTAL DISCONTINUATIONS DUE TO AE/GROUP (2) 3 3
ABDOMINAL PAIN 0 0
DIARRHEA(1) 3 3
NAUSEA 0 0
VOMITING 0 0
SERUM CALCIUM DECREASE 0 0
HYPERPHOSPHATEMIA 0 0
DIZZINESS 0 0
ATHEROSCLEROSIS 1 0
ARDELYX
(1) Diarrhea is used for all similar terminology
(2) Multiple AEs possible per discontinuation
11

HYPERPHOSPHATEMIA PHASE 3 DATA EXPECTED IN 1Q17
n = ~200 (1:1:1)
RANDOMIZATION
TENAPANOR 3 MG BID
TENAPANOR TITRATION 30, 20, 15, 10, 3 MG BID
TENAPANOR 10MG BID
END OF TREATMENT
8 WEEK TREATMENT PERIOD
TENAPANOR (SAME DOSE)
PLACEBO
END OF RW PERIOD
4 WEEK RW PERIOD
Double-blind, placebo-controlled, randomized withdrawal (RW)
Primary Endpoint: Difference in change between tenapanor and placebo arm from treatment end to RW end in responder population
Secondary Endpoints: Change in serum phosphorus levels from baseline to end of 8 week treatment and effect of different dosing regimens for patients reaching serum phosphorus goal levels of < 5.5 mg/dl during 8 weeks of treatment
Down titration scheme used to optimize phosphate lowering and GI tolerability, based on experience in previous studies
SECOND PHASE 3 STUDY EXPECTED TO BEGIN 1H 2017
ARDELYX
12

TENAPANOR TARGETED BENEFITS FOR HP PATIENTS
COMMERCIAL OPPORTUNITIES
First-in-class, unique mechanism of action for dialysis patients
Significantly reduced pill burden and mass allows for increased patient compliance
Improvements in bowel frequency may provide important patient benefit
Deep and successful internal cardiorenal commercial expertise
Addressable market with specialty sales force; synergistic opportunities within cardiorenal franchise
Ex-U.S. access through strategic partnerships
DAILY DOSE
CALCIUM-BASED BINDERS: CA ACETATE/PHOSLO (1)
SEVELAMER / RENAGEL / RENVELA (1)
LANTHANUM / FOSRENOL (1)
FERRIC CITRATE / AURYXIA (1)
SUCROFERRIC OXYHYDROXIDE / VELPHORO (1)
TENAPANOR TARGETED DAILY DOSE (1)(2)(3)
54215
54215
54215
54215
54215
54215
54215
54215
54215
54215
54215
54215
RENAGEL 800
RENAGEL 800
RENAGEL 800
RENAGEL 800
RENAGEL 800
RENAGEL 800
RENAGEL 800
RENAGEL 800
S 405 S 405 S405
1000 1000 1000
KX52
KX52
KX52
KX52
KX52
KX52
KX52
KX52
PA
500
PA
500
PA
500
ARDELYX
(1) Not actual size; however, relative sizes are to scale
(2) Tenapanor pill color may change
(3) Tenapanor (10 mg twice daily used for illustration purposes)
13

HYPERKALEMIA: GREATLY UNDERSERVED PATIENT POPULATION
People with heart failure, chronic kidney disease (CKD) and diabetes at greatest risk of developing hyperkalemia (HK) due to kidney’s weakened ability to excrete potassium resulting from these conditions and drugs prescribed as treatments
~2M people in U.S. with CKD and/or heart failure have HK1
DOSE REDUCTION with RAAS inhibitors remains standard and problematic part of treatment management among physicians2
HK SIDE EFFECT common with high blood pressure and some anti-diabetic treatments3
POOR PALATABILITY and sodium-ion leads to poor patient compliance4
CHRONIC MARKET emerging, but unaddressed by today’s treatment5
ARDELYX
1. Einhorn et al, 2009, HF: M. RDX-022 Market Opportunity - Spherix - 2015-07-08.pptx, Independent Market Research, Spherix Global Insights
2. Maggioni 2013 3. Kovesdy 2015, Jang 2012, Chaing 2016 4. Chernin 2012, Harel 2013 5. Perleberg 2016 and ARDX research.
14

RDX7675 DESIGNED TO PROVIDE UNIQUE PRODUCT ADVANTAGES
Available Treatments
Gritty texture
Sodium counter-ion; leads to fluid overload and edema
Spherical beads
Calcium-sorbitol counter-ion
RDX7675
Bead design enhances mouth feel and palatability
Lack of added sodium or sorbitol aligned with best clinical practice
Issued composition of matter patent through 2034
Taste Test in Healthy Volunteers1
1.75X 2X 1.3X 1.5X
8
7
6
5
4
3
2
1
0
Overall
Grittiness
Mouth feel / texture
Flavor
Sweetness
Aftertaste
Bitterness
Smell
SPS (Median-Score)
RDX7675 (Median-Score)
Taste Test Scoring
1 = Dislike Everything 2 = Dislike Very Much 3 = Dislike Moderately
4 = Dislike Slightly 5 = Neither like or Dislike 6 = Like Slightly
7 = Like Moderately 8 = Like Very Much 9 = Like Extremely
1. Quotient Clinical, 2015; validated taste test created by Sensory Research Limited
ARDELYX
15

PHASE 3 STUDY OF RDX7675 IN HYPERKALEMIA UNDERWAY
PART A
PART B
Patients with Potassium level of ≥ 3.8 - < 5.1 are randomized
SCREENING
POTASSIUM 5.5 TO < 6.5
RDX7675 TITRATION
N = ~250
POTASSIUM 5.1 TO < 5.5
PRIMARY ENDPOINT
4 WEEK TREATMENT PERIOD
RDX7675 (FIXED DOSE)
PLACEBO
OPEN LABEL EXTENSION
Potassium level of ≥ 3.8 - < 5.1
PRIMARY
ENDPOINT #2
8 WEEK PLACEBO CONTROLLED WITHDRAWAL
505(b)(2) pathway allows for accelerated development
Part A - Single-blind, 4 week treatment
Primary Endpoint : Serum potassium change from Part A baseline
Part B - Double-blind, placebo controlled, randomized withdrawal for 8 weeks
Primary Endpoint: Serum potassium change from Part B baseline (RDX7675 vs placebo)
Onset-of-action study expected to readout in 2Q17 (single-blind, placebo-controlled, parallel design to assess safety and serum potassium)
ARDELYX
16

HIGH-VALUE IMPROVEMENTS OVER TODAY’S TREATMENTS
COMMERCIAL OPPORTUNITIES
Eliminates limitations of current and familiar treatment regimens
Enhanced tolerability and palatability support patient adherence
Low cost of goods relative to other treatment options
Manageable distribution model with no need for refrigeration
Synergy with multiple products in cardiorenal franchise
Ex-U.S. access through strategic partnerships
“There is a tremendous opportunity for new, well-tolerated, potassium-lowering drugs that exchange potassium for calcium, instead of potassium for sodium, as current treatments do. These have been associated with an increase in blood pressure in patients with CKD and hypertension and an increase in edema in patients with heart failure. A tolerable agent would enable patients to stay on treatment for longer periods of time with the potential to derive the greatest therapeutic benefit.”
Prof. Bertrand Pitt
ARDELYX 17

ENHANCING CARE OF
PATIENTS WITH
GASTROINTESTINAL
DISEASES
ARDELYX JPMorgan 2017
Annual Healthcare Conference
N A S D A Q : A R D X

ACCCELERATING DEVELOPMENT OF NOVEL GI PORTFOLIO
PROGRAM INDICATION RESEARCH PHASE 1 PHASE 2 PHASE 3
TENAPANOR (NHE3 Inhibitor) IBS-C
RDX8940 (TGR5 Agonist) GI Indications
RDX011 (NHE3 Inhibitor) GI Indications
RDX023 (FXR Agonist) GI Indications
ARDELYX 19

IBS-C: UNDERSERVED AND HIGHLY BURDENSOME GI DISORDER
~11M people in the U.S. with IBS-C1
MAJOR REDUCTION IN HEALTH-RELATED
QUALITY OF LIFE
and work productivity2
ECONOMIC BURDEN
to society, managed care and employers3
ADDED PATIENT COSTS
due to physician office visits and outpatient services3
~5 days
“disrupted productivity” due to GI symptoms per month4
1. Hungin 2005, Lovell 2012 2. Shin 2015 3. Doshi 2014 4. Heidelbaugh, et al 2015
ARDELYX 20

STATISTICALLY SIGNIFICANT RESPONDER RATES IN TENAPANOR PHASE 2B IBS-C STUDY
Statistically and Clinically Meaningful CSBM Responder Rates
& Combined Responder Rates
PERCENT RESPONSE
70 60 50 40 30 20 10 0
P < 0.001
50.0% 26.4% 23.6%
COMBINED RESPONDER(3)
P < 0.001
60.7% 27.0% 33.7%
CSBM RESPONDER(2)
P < 0.026
65.5% 17.2% 48.3%
ABDOMINAL PAIN RESPONDER(1)
Tenapanor 50 mg Placebo
Responder in ≥ 9 of 12 Weeks of Treatment and
≥ 3 CSBM Per Week, Including 3 of the Last 4 Treatment Weeks
PERCENT REPONSE
60 50 40 30 20 10 0
P = 0.004
20.2% 14.6% 5.6%
SUSTAINED COMBINED RESPONDER(6)
P = 0.002
23.8% 17.1% 6.7%
SUSTAINED CSBM RESPONDER(5)
P = 0.032
47.6% 16.1% 31.5%
SUSTAINED ABDOMINAL PAIN RESPONDER(4)
Tenapanor 50 mg Placebo
1) Decrease of 30% mean abdominal pain from baseline in a given week, for ≥ 6 of 12 weeks
2) Increase of ≥ 1 CSBM from baseline in a given week, for ≥ 6 of 12 weeks
3) CSBM Responder & Abdominal Pain Responder in the same week, for ≥ 6 of 12 weeks
4) Decrease of 30% mean abdominal pain from baseline in a given week, for ≥ 9 of 12 weeks, including 3 of the last 4 weeks
5) Increase of ≥ 1 CSBM from baseline and ≥ 3 CSBM in a given week, for ≥ 9 of 12 weeks, including 3 of the last 4 weeks
6) CSBM Responder & Abdominal Pain Responder in the same week, for ≥ 9 of 12 weeks, including 3 of the last 4 weeks
ARDELYX 21

TENAPANOR STRONG SAFETY PROFILE IN IBS-C IN PHASE 2B
50mg twice daily (BID): mild to moderate AEs
Tenapanor has little to no systemic availability
>3000 plasma samples analysed (>99% BLQ)
AEs observed due to exaggerated pharmacology
AE Summary n (%) C
Tenapanor 50 mg BID (n = 89)
Placebo (n = 90)
Any AE 45 (50.6) 38 (42.2)
Treatment-related AEs 17 (19.1) 13 (14.4)
Diarrhea AEs(1) 10 (11.2) 0 (0.0)
Serious AEs 0 (0.0) 1 (1.1)
AEs leading to discontinuation(2) 4 (4.5) 3 (3.3)
AE: Adverse Event
(1) Represents at least one episode of diarrhea as reported by patients
(2) Most common AEs leading to discontinuation: diarrhea (n = 3 [3.4%] patients in 50 mg BID group)
ARDELYX 22

TENAPANOR T3MPO PIVOTAL TRIALS UNDERWAY FOR IBS-C

T3MPO-1: 12-Week Tenapanor IBS-C Phase 3



RANDOMIZATION
TENAPANOR 50MG BID
N = ~300/GROUP
PLACEBO BID
PRIMARY ENDPOINT
TENAPANOR 50 MG BID
PLACEBO BID
TENAPANOR 50 MG BID
END OF TREATMENT
OPEN LABEL EXTENSION
12 WEEK TREATMENT PERIOD
4 WEEK RANDOMIZED WITHDRAWAL TREATMENT PERIOD

- Primary Endpoint: Combined Responder Rate vs placebo (≥ 6 of 12 weeks)
- Key Secondary Endpoints: CSBM & Abdominal Pain Responder Rates vs placebo (≥ 6 of 12 weeks); Combined, CSBM & Abdominal Pain Responder Rates vs placebo (≥ 9 of 12 weeks & Sustained Responder Rates)
- **Same design and inclusion/exclusion criteria as Phase 2b**
- **Enrollment complete; data mid-2017**

T3MPO-2: 6-Month Tenapanor IBS-C Phase 3



RANDOMIZATION
TENAPANOR 50MG BID
N = ~300/GROUP
PLACEBO BID
PRIMARY ENDPOINT
6 - MONTH ENDPOINT
OPEN LABEL EXTENSION
12 WEEK TREATMENT PERIOD
14 WEEK TREATMENT PERIOD

- Primary Endpoint: Combined Responder Rate vs placebo (≥ 6 of 12 weeks)
- Key Secondary Endpoints: CSBM & Abdominal Pain Responder Rates vs placebo (≥ 6 of 12 weeks); Combined, CSBM & Abdominal Pain Responder Rates vs placebo (≥ 9 of 12 weeks & Sustained Responder Rates); Combined, CSBM & Abdominal Pain Responder Rates vs placebo (≥ 13 of 26 week)
- **Same design and inclusion/exclusion criteria as Phase 2b**
- **Data by year end 2017**

T3MPO-3 open-label safety study underway; expected completion by end of 2017

ARDELYX 23

FOCUSED COMMERCIAL EFFORT WILL DRIVE TENAPANOR VALUE
Large patient population that takes time to diagnose and start treatment
60-70% of patients try self-treatment before seeing a physician1
Patients and physicians unsatisfied with current treatment options1
Patients
PCPs
OB/GYNs
Ges
1 = not at all satisfied
10 = completely satisfied
1 2 3 4 5 6 7 8 9 10
Physicians agree on need for new, more tolerable and efficacious IBS-C treatments2
Real world efficacy levels between 30–50% in practice
Many patients with some treatment success eventually fail due to compliance or possible tachyphylaxis
COMMERCIAL OPPORTUNITIES
Optimal data package
Optimized sales efforts targeting top prescribing physicians
Targeted and efficient marketing investments enable broad access
Unique market insights from internal GI physician experience and expert knowledge
Label expansion opportunities for additional indications
Ex-U.S. access through strategic partnerships
1. Cadence Qualitative Study on IBS-C, April 14, 2016 (Commissioned Research)
2. Inventive Health IBS-C Exploratory Research Report, April 27, 2016. (Commissioned Research)
ARDELYX 24

WELL-POSITIONED FOR
SHORT- & LONG-TERM
GROWTH
ARDELYX
JPMorgan 2017
Annual Healthcare Conference
NASDAQ: ARDX

UNIQUE APPROACH TO DRUG DISCOVERY
Technology designed to emulate human gut; offers predictive ability for drug leads and mechanisms
Integrated know-how and proprietary gut-restriction chemistry
Development of small molecules with optimized pharmaceutical properties
Broad application to evaluate new targets, drugs and mechanisms
World-Class Scientists
In-Vitro
Expertise
In-Vivo and Translational Pharmacology
INTEGRATED DISCOVERY PLATFORM
Gut-Restriction Chemistry
GI Informatics
Pipeline of Assets
ARDELYX 26

PLATFORM SUPPORTS ARDELYX EVOLUTION AND GROWTH

Provides early insights into clinical viability	Generates broad pipeline of clinical assets	Broadly applies to diseases beyond GI and cardiorenal, enables partnership potential

2007
- Founded by premier venture firms and chemistry and polymer scientists

2008-2009
- Established leading discovery and design platform for gut-restricted molecules
- Discovered tenapanor

2010-2011
- Initiated tenapanor development (IND filed Oct. 2010)
- Expanded research platform

2012
- Reported positive tenapanor Phase 2 results for IBS-C

2014
- Reported positive tenapanor Phase 2b results for for IBS-C
- Reported positive findings for tenapanor in HP
- Initiated tenapanor Phase 2 study for HP
- Discovered RDX013 and RDX7675
- Successful IPO

2015
- Reported positive tenapanor Phase 2b results for HP
- Initiated T3MPO Phase 3 program for IBS-C
- Initiated tenapanor Phase 3 program in HP
- Discovered RDX011 and RDX023

2016
- Issued COM patent for RDX7675
- Reported positive RDX7675 PD hyperkalemia results
- Initiated RDX7675 Phase 3 hyperkalemia and onset-of-action trials
- Completed enrollment in T3MPO-1 trial
- Completed enrollment in Phase 3 HP trial
- Filed TGR5 agonist IND

ARDELYX
27

FINANCIALLY STRONG TO DRIVE TOWARD VISION
$ CASH AND
SECURITIES OF
~$201M
12/31/16
$ PIPELINE
INVESTMENT
$ NO DEBT
OPERATING
RUNWAY
THROUGH 2Q18
ARDELYX 28

ARDELYX DELIVERS FOR 2021
DELIVER 2021 ARDELYX
Independent, fully integrated, revenue-generating biotech company
Profitable cardiorenal business unit; among top 2 cardiorenal companies in biotech
Double-digit growth in GI business unit and on a path to blockbuster status; among top 3 GI companies in biotech
Approval in 4+ cardiorenal and GI diseases
Robust pipeline of 4 Phase 2 assets with
1 IND filing per year
ARDELYX 29

PASSIONATELY COMMITTED TO ENHANCING CARE FOR PEOPLE WITH GI AND CARDIORENAL DISEASES
“We do it all for the patients. We’re committed to the vision of the company and delivering on the promise of bringing better treatments to the patients who need them.”
– Chiamaka, Ardelyx quality assurance team
“Who is Andrew? Andrew is a husband, a father. I love to cook. I’m the first college graduate in my family. Seven years ago, I found out both kidneys don’t work and my life has changed dramatically forever. I take many medications, including one to manage phosphorus. Can you imagine chewing this thing every single time you eat? It’s the size of a quarter and very dry but you must do it. There is a sign in my bedroom that says ‘embrace the journey.’ I look at it every day and remember to embrace my journey. What you’re doing, creating this drug, a small pill, would be so helpful for people like me. So, if you face challenges, I hope you can remember what I’ve said today and use that to push you through.”
- Andrew Gordon, dialysis patient1
ARDELYX
1. Andrew Gordon is a dialysis patient who has not been treated with tenapanor.
2. Stock image; does not represent actual patient 30

BACK-UP SLIDES
ARDELYX
JPMorgan 2017
Annual Healthcare Conference
NASDAQ: ARDX

TENAPANOR IBS-C PHASE 2B CLINICAL TRIAL
Dose-Dependent CSBM Response Maintained for 12 Weeks
MEAN AVERAGE WEEKLY CSBMs
Placebo
Tenapanor 5 mg BID
Tenapanor 20 mg BID
Tenapanor 50 mg BID
7
6
5
4
3
2
1
0
-2 -1 0 1 2 3 4 5 6 7 8 9 10 11 12 1 2 3 4
WEEK
SCREENING TREATMENT FOLLOW UP
ARDELYX
CSBM: Complete Spontaneous Bowel Movement
+p < 0.05, tenapanor 20 mg BID and 50 mg BID change from baseline versus placebo
*p < 0.05, tenapanor 50 mg BID change from baseline versus placebo
32

TENAPANOR IBS-C PHASE 2B CLINICAL TRIAL
Responder Rates (≥ 6 of 12 treatment weeks)
PERCENT RESPONSE
70
60
50
40
30
20
10
0
P<0.001
50.0%
26.4%
23.6%
COMBINED RESPONDER(3)
P<0.001
60.7%
27.0%
33.7%
CSBM RESPONDER(2)
P<0.026
65.5%
17.2%
48.3%
ABDOMINAL PAIN RESPONDER(1)
Tenapanor 50 mg Placebo
CSBM Responder Rate (Primary Efficacy Endpoint) & Combined Responder Rate were Statistically and Clinically Meaningful
(1) Decrease of 30% mean abdominal pain from baseline in a given week, for ≥ 6 of 12 weeks
(2) Increase of ≥ 1 CSBM from baseline in a given week, for ≥ 6 of 12 weeks 33
(3) CSBM Responder & Abdominal Pain Responder in the same week, for ≥ 6 of 12 weeks

TENAPANOR IBS-C PHASE 2B CLINICAL TRIAL
Responder Rates (≥ 9 of 12 treatment weeks)
PERCENT RESPONSE
60
50
40
30
20
10
0
P = 0.01
20.2%
13.5%
6.7%
COMBINED RESPONDER(3)
P = 0.004
23.8%
15.9%
7.9%
CSBM RESPONDER(2)
P = 0.022
48.8%
17.3%
31.5%
ABDOMINAL PAIN RESPONDER(1)
(1) Decrease of 30% mean abdominal pain from baseline in a given week, for ≥ 9 of 12 weeks
(2) Increase of ≥ 1 CSBM from baseline and ≥ 3 CSBM/week, for ≥ 9 of 12 weeks 34
(3) CSBM Responder & Abdominal Pain Responder in the same week, for ≥ 9 of 12 weeks

TENAPANOR ESRD 1ST PHASE 2B CLINICAL TRIAL
Effects of Tenapanor on FGF-23 (Exploratory Analysis)
Versus Placebo
Treatment Percent Decrease p-value
1 mg BID 28% 0.0366
3 mg BID 40% 0.0011
10 mg BID 38% 0.0017
30 mg BID 32% 0.0099
3 mg QD 27% 0.0426
30 mg QD 42% 0.0013
Placebo NA NA
Note: Change from baseline (log-transformed data) analyzed using an ANCOVA with treatment as fixed factor and baseline (log-transformed) as a covariate
Overall f-test: p-value = 0.0114
Significant results in FGF-23 reduction are encouraging
35

TENAPANOR ESRD 1ST PHASE 2B CLINICAL TRIAL
Phosphorus Effect Does Not Correlate with Diarrhea
Serum-phosphorus (from baseline)
8
6
4
2
0
y = -0.005x - 1.6196
-2
-4
-6
-8
0 1 2 3 4 5 6
Diarrhea score
0 = No episodes of diarrhea 6 = Discontinued due to diarrhea
36

RDX7675 PRECLINICAL STUDY
Preclinical Efficacy Demonstrated in Male CD1 Mice
Fecal Potassium
Excretion in
Male CD1 Mice
FECAL K (MG /24 H)
25
20
15
10
5
0
P < 0.0001
P < 0.0001
P = 0.045
P < 0.0001
P = 0.0009
ONE-WAY ANOVA FOLLOWED BY TUKEY TEST
(COMPARES ALL POSSIBLE PAIRS OF MEANS)
VEHICLE SPS CALCIUM POLYSTYRENE SULFONATE RDX7675
ALL AT 8% IN FOOD
37

RDX7675 PHARMACODYNAMIC CLINICAL TRIAL
Clinically Meaningful Potassium Binding
RDX7675 demonstrated comparable results to those observed with SPS
RDX7675 was generally well-tolerated at all doses evaluated up to 27.6 g/day
No unexpected changes observed in other fecal electrolytes monitored, including fecal magnesium levels, which remained unchanged from baseline
The same total dose administered once daily produced the same results as when split twice or three times a day - as measured by both urinary and fecal excretion
THE EFFECTS OF DAILY ADMINISTRATION OF RDX7675 ON FECAL POTASSIUM EXCRETION
POTASSIUM (MG /24 HR)
2000
1500
1000
500
0
1 2 3 4 DAY
13.8 g qd
6.9 g bid
4.6 g tid
THE EFFECTS OF DAILY ADMINISTRATION OF RDX7675 ON URINE POTASSIUM EXCRETION
POTASSIUM (MG /24 HR)
500
0
-500
-1000
DAY
1 2 3 4 5
13.8 g qd
6.9 g bid
4.6 g tid
38

MINIMALLY-SYSTEMIC TGR5 AGONIST RDX8940
Efficacious in a Model of Inflammatory Bowel Disease
Minimally-systemic RDX8940 candidate demonstrates no gallbladder effects
RDX8940 in combo with a DPPIVi significantly improves colon length and colon cytokine levels (IL-6 levels shown) in an Inflammatory Bowel Disease (IBD) model
Gallbladder Emptying Assay
GALLBLADDER WEIGHT / BODY WEIGHT (MG /G)
2.0
1.5
1.0
0.5
0.0
SALINE EGG YOLK (ORAL CHALLENGE)
ONE-WAY ANOVA WITH HOLM-SIDAK’S TEST; COMPARISONS TO VEHICLE /EGG YOLK
VEHICLE (NO EGG)
VEHICLE
POSITIVE CONTROL
RDX8940 30 MG/KG
COLON LENGTH (CM)
8
6
4
2
0
NO DSS DSS
****
****
*
****
ONE-WAY ANOVA WITH HOLM-SIDAK’S TEST
VEHICLE
VEHICLE
DPPIVI
DPPIVI + RDX8940
IL - 6 (PG /ML)
10000
1000
100
10
1
NO DSS DSS
**
**
LIMIT OF DETECTION
KRUSKAL - WALLIS WITH DUNN’S TEST
VEHICLE
VEHICLE
DPPIVI
DPPIVI + RDX8940
RDX8940: IND Filed in 4Q 2016
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ORAL POTASSIUM SECRETAGOGUE RDX013
PROOF OF CONCEPT IN PRECLINICAL MODELS
FECAL K+ (MG)
25
20
15
10
5
0
P = 0.0003
ONE-WAY ANOVA FOLLOWED BY TUKEY TEST
VEHICLE
RDX013 (3 MG/KG)
RDX013 (10 MG/KG)
RDX013 (30 MG/KG)
Goal:
An oral potassium secretagogue that increases secretion by 10 to 20 mmol, shows equivalence or superiority to K+ binders as monotherapy or in combination with K+ binders
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